United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 8, 2002

                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


     Nova Scotia, Canada            1-3793              98-0085412
------------------------------     --------            ------------
(State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)         File Number)       Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                 Not Applicable (Former name or former address,
                         if changed since last report.)






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                                    FORM 8-K


                         CANADA SOUTHERN PETROLEUM LTD.



Item 5.  Other Events

         On January 8, 2002 the Company reported that:

         (a) Mr. Ben Anderson has resigned as President and as a Director of the Company;

         (b) Mr. Randy Denecky, the Company's Chief Financial Officer, has been elected to serve as acting President; and

         (c) Mr. Richard McGinity has been elected a director of the Company.


         A copy of the Company's press release dated January 8, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and
                 Exhibits

                  (c)      Exhibits.

                           Exhibit No.               Exhibit

                           99.1             Company Press Release, dated
                                            January 8, 2002.




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                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CANADA SOUTHERN PETROLEUM LTD.
                                                   (Registrant)



                             By  /s/ Randy Denecky
                                     Randy Denecky
                                     President


Date:  January 8, 2002


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